Exhibit 99.1

MEDIA CONTACT
Donna Giordano
972-471-6512
ir@mannatech.com
Mannatech Announces Formation of Subsidiary to Serve as Innovation Hub

(Flower Mound, Texas) April 18, 2023 – Mannatech, Incorporated (NASDAQ: MTEX), announced the formation of a new wholly owned subsidiary that will serve as its innovation hub. After many months of study and exploration, this subsidiary is introducing the brand Trulu to the gig economy. The new entity will operate separately from Mannatech, however, it is integral to Mannatech’s future. There will be constructive collaboration between the two entities. We will always nurture, protect and invest in the Mannatech business that our Associates have been building for 30 years.
Al Bala, Chief Executive Officer, and J. Stanley Fredrick, Chairman of the Board of Directors of Mannatech Incorporated, explained the rationale behind forming this new innovation hub.
“Our current business model is 30 years old. We, like most other businesses in our space, are looking to remain relevant and capture more market share in the current and future marketplace.

"We also know, from the data we review, that the marketplace is most receptive to optimizing health and well-being through nutritional supplementation. We will continue to transform certain aspects of the current model," explained Mr. Bala.

"Our investments in Trulu will not distract from our responsibilities to Mannatech’s existing business. The continued global success of Mannatech is our primary focus and priority! Mannatech makes this possible, and we appreciate the guidance received from our board of directors and the decisions they have made to secure our future We are especially excited that Al Bala will be spearheading this new venture," added Mr. Fredrick.

"For thirty years Mannatech has provided the opportunity for our Associates to sell, and our brand represents, high quality, science-based products in 4 categories: Integrated Health, Targeted Health, Weight Loss & Fitness, and Skincare.

“Trulu will focus on two components of health and wellness. Trulu is a simplified business opportunity for the rapidly growing gig economy,” said Mr. Bala.

The new subsidiary was imagined to embrace all attributes of the gig economy models, enhanced affiliate and influencer marketing while incorporating the best attributes of Mannatech. Some gig economy companies are already adopting a few attributes of the direct selling model. We are leading with this new vision to invent a complimentary pathway to support growth in customer acquisition and retention, revenue, profits, and value to our existing stakeholders, shareholders, employees, and Associates. Trulu and Trulu's Brand Affiliates represent the beginning of a new chapter in Mannatech’s storied history.

About Mannatech
Mannatech, Incorporated is committed to transforming lives through the development of high quality integrated health, weight management, fitness and skin care products distributed through its global network of independent associates and members. The company has been operating for more than 25 years with operations in 25 markets^. For more information, visit Mannatech.com.

^ Mannatech operates in China under a cross-border e-commerce platform that is separate from its network marketing model.

Please Note: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as “may,” “will,” “should,” "hope," “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “approximates,” “predicts,” “projects,” “potential,” and “continues” or other similar words or the negative of such terminology. Similarly, descriptions of Mannatech’s objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Mannatech believes this release should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, the impact of COVID-19 on Mannatech's business, Mannatech’s inability to attract and retain associates and members, increases in competition, litigation, regulatory changes, and its planned growth into new international markets. Although Mannatech believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its latest Annual Report on Form 10-K, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

Contact Information:
Donna Giordano
Manager, Executive Office Administration
972-471-6512
ir@mannatech.com
www.mannatech.com